Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,278.65
Total Offset Amount	1,408.52
Net Fee	$ 870.13